SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [X] Preliminary Proxy Statement        [ ] Confidential For Use of
                                                the Commission Only (as
                                                Permitted by Rule 14a-6(e)(2)
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                         SANTA FE FINANCIAL CORPORATION
                  -----------------------------------------------
                  (Name of Registrant as Specified in Its Charter)

                  -----------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act
         Rules 14a-6(I)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4) Proposed maximum aggregate value of transaction:
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     (5) Total Fee Paid:
-------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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

                         SANTA FE FINANCIAL CORPORATION

Street Address:        2251 SAN DIEGO AVENUE, SUITE A-151
                          SAN DIEGO, CALIFORNIA 92110

Mailing Address:                 P.O. Box 80037
                            San Diego, CA 92138-0037

Telephone:                       (619) 298-7201

                    ----------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 12, 1997

TO THE SHAREHOLDERS OF
SANTA FE FINANCIAL CORPORATION:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Santa Fe Financial Corporation ("Santa Fe" or the "Company") will be held on August 12, 1997 at 2:00 P.M. at the Park Hyatt Hotel located at 2151 Avenue of the Stars, Los Angeles, California 90067 for the purpose of considering and acting on the following:

     1. To approve and ratify an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of the Common Stock of the Company from 1,500,000 shares of Common Stock, $.10 par value, to 2,000,000 shares and to authorize 1,000,000 shares of Preferred Stock, $.10 par value.

     2. To transact such other business as may properly come before the Meeting, or any adjournment or adjournments thereof.

        June 27, 1997 is the record date for determining which Shareholders are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

        Your proxy is important to us whether you own a few or many shares. Please complete, sign, date and promptly return the enclosed proxy in the self-addressed, postage paid envelope provided. Return the proxy even if you plan to attend the meeting. You may always revoke your proxy and vote in person.

Dated: July 11, 1997

                                         By Order of the Board of Directors,



                                         L. Scott Shields
                                         Secretary

                       SANTA FE FINANCIAL CORPORATION

Street Address:        2251 San Diego Avenue, Suite A-151
                       San Diego, California 92110-2926

Mailing Address:       P.O. Box 80037
                       San Diego, California 92138-0037

Telephone:             (619) 298-7201

                         ---------------------------
                              PROXY STATEMENT
                         ---------------------------

                       SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON AUGUST 12, 1997

       The Board of Directors of Santa Fe Financial Corporation (the "Company" or "Santa Fe") is soliciting proxies in the form enclosed with this statement in connection with the Special Meeting of Shareholders to be held on August 12, 1997 or at any adjournment or adjournments thereof.

       This Proxy Statement and the accompanying Proxy are intended to be sent to Shareholders on or about July 22, 1997. Only shareholders of record at the close of business on June 27, 1997 are entitled to notice of, and to vote at, the Special Meeting.

       If you give us a proxy, you can revoke it at any time before it is used. To revoke it, you may file a written notice revoking it with the Secretary of the Company, execute a proxy with a later date or attend the meeting and vote in person.

       You may vote at the Special Meeting only shares that you owned of record on June 27, 1997. There were 638,019 shares of stock outstanding on that date. A majority, or 319,010, of those shares will constitute a quorum for the transaction of business at the meeting. Each share is entitled to one vote on each matter to be presented at the meeting. The affirmative vote of the majority of the issued and outstanding shares of Common Stock of the Company is required to approve the amendment to the Articles of Incorporation of the Company.

       In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they hold stock of the Company and to request authority for execution of the proxies. The Company will reimburse the banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram or personal contact. All proxy soliciting expenses will be paid by the Company. The Company does not expect to employ anyone else to assist in the solicitation of proxies.

                   PRINCIPAL HOLDERS OF EQUITY SECURITIES

       The following table shows, as of June 27, 1997, the Common Stock owned by every person owning of record (other than securities depositories), or known by the Company to own beneficially, more than 5% of its outstanding common shares.

          Name                    Shares of Common Stock   Percent of Class(1)
          ----                    ----------------------   -------------------
Guinness Peat Group plc ("GPG")          41,429(2)                 6.49
Allied Mutual Insurance
     Services ("AMI")
  Second Floor, 21-26 Garlick Hill
  London ECHV 2AU, England

The InterGroup Corporation              239,000                   37.46
  2121 Avenue of the Stars
  Suite 2020
  Los Angeles, CA 90067

John V. Winfield                         24,700                    3.87
  2121 Avenue of the Stars
  Suite 2020
  Los Angeles, CA 90067

The InterGroup Corporation and          263,700(3)                41.33
  John V. Winfield as a group
------------------------------

(1) Based on 638,019 shares issued and outstanding.

(2) According to a Statement on Schedule 13D (Amendment No. 5) dated January 4, 1995, GPG and its wholly-owned subsidiary AMI claim shared power to vote, or to direct the vote, and to dispose of, or to direct the disposition of, 41,429 shares of Santa Fe's Common Stock owned beneficially and of record by GPG and through AMI. Of that amount, 26,429 shares are beneficially owned by GPG and 15,000 by AMI.

(3) As President, Chairman of the Board and a 42.6% shareholder of InterGroup, John V. Winfield has voting and dispositive power over the shares owned of record and beneficially by InterGroup.

                      SECURITY OWNERSHIP OF MANAGEMENT

       The following table sets forth certain information as of June 27, 1997 as to the number of shares of common stock beneficially owned by the Chief Executive Officer of the Company, each of the four most highly compensated executive officers of the Company other than the Chief Executive Officer and all Directors and executive officers as a group.



                       Position with            Shares of            Percent
    Name               the Company            Common Stock        of Class (1)
    ----              -------------           ------------        ------------
John V. Winfield      Chairman, President        263,700(2)          41.33
                      and Chief Executive
                      Officer

William J. Nance      Vice-President,                  0(3)           0.00
                      Director

Janice Braly-Nelsen   Director                    25,448(4)           3.99

L. Scott Shields     Secretary, Treasurer              0              0.00

All of the above as a group                      289,148             45.32
---------------------------

(1) Based on 638,019 shares issued and outstanding.

(2) John V. Winfield is the sole beneficial owner of 24,700 shares.
    The InterGroup Corporation ("InterGroup") is the beneficial owner of an additional 239,000 shares. As the President, Chairman of the Board and a 42.6% shareholder of InterGroup, Mr. Winfield has voting and dispositive power with respect to the shares of Santa Fe owned of record and beneficially by InterGroup.

(3) William J. Nance is a 1.8% shareholder of The InterGroup Corporation as well as a Director and Treasurer thereof.

(4) Janice Braly-Nelsen holds her shares as trustee of a family trust. She claims sole voting and dispositive power over these shares.

                        PROPOSAL TO AMEND THE ARTICLES
                        OF INCORPORATION OF THE COMPANY

     The Board of Directors of the Company (the "Board") has unanimously approved and recommends that the shareholders approve and ratify a proposed amendment to the Company's Articles of Incorporation which would increase the number of shares of Common Stock, $.10 par value, which the Company is authorized to issue from 1,500,000 to 2,000,000 and to authorize 1,000,000 shares of Preferred Stock, $.10 par value (the "Amendment"). The text of the Amendment is set forth as Exhibit A to this Proxy Statement and the forgoing summary is qualified in its entirety by reference to that text.

     The rights, preferences or privileges with respect to each share of existing Common Stock will not be changed by the proposed Amendment. As of June 27, 1997 there were 638,019 shares of Common Stock issued and outstanding.

     The Articles of Incorporation of the Company currently authorize the issuance of 2,000 shares of $1,000 par value, 6-3/4% cumulative Preferred Stock, none of which are issued or outstanding. The proposed Amendment would modify the Company's existing Preferred Stock by eliminating a class of stock that the Board considers to be inflexible in its structure, with limited appeal to the market, and replacing it with 1,000,000 shares of Preferred Stock with a par value of $.10.

     The Board has proposed the Amendment to assure an adequate supply of authorized but unissued shares which will provide the Company with more flexibility for general corporate needs including, but not limited to, the issuance of shares for financing the acquisition of other businesses or properties. The Company has no present plans or arrangements relating to the issuance of any shares of Common Stock or Preferred Stock. As stated in the text of the Amendment, the terms of the Preferred Stock will be determined by the Board of Directors, if and when the Preferred Stock is issued. No further authorization by the Shareholders for the issuance of the Preferred Stock or the Common Stock will be required to be obtained.

     In considering the Amendment, Shareholders should consider the possible effects on the holders of the Company's Common Stock, including: (a) dilution of the proportionate voting power of the existing Common Stock depending on the number of shares of Common Stock or Preferred Stock issued; (b) the dilution of the rights of holders of Common Stock to share in the Company's assets upon liquidation; and (c) the reduction of the amount otherwise available for the payment of dividends on existing Common Stock, to the extent that dividends are payable on any issued shares of Preferred Stock or Common Stock.

     Shareholders should also consider that an increase in the number of authorized shares could strengthen the position of the Board and may make removal of the Board more difficult even if such removal would generally be beneficial to Shareholders. The authorization to issue additional shares of Common Stock and Preferred Stock could also provide the Board the capacity to discourage, delay or prevent an acquisition or change in control of the Company.

     The Amendment would become effective only upon filing with the Secretary of State of the State of Nevada. The Board reserves the right to determine not to file the Amendment.

     The affirmative vote of the majority of the issued and outstanding shares of Common Stock of the Company is required to approve the Amendment. The Board recommends that the Shareholders vote FOR the proposed Amendment.

                              OTHER BUSINESS

       Management of the Company does not intend to present any business at the Special Meeting other than as set forth in Item 1 of the attached Notice of Special Meeting of Shareholders, and it has no information that others will present any other business at the Special Meeting. However, if any other matters are properly raised, the persons named in the accompanying proxy intend to vote in accordance with their judgment on such matters.


                          SHAREHOLDER PROPOSALS

       If you want a proposal for the next Annual Meeting of Shareholders, which is scheduled for May 5, 1998, to be included in the Company's Proxy Statement for that meeting, it must be received by the Company at its principal office mailing address, P.O. Box 80037, San Diego, California 92138-0037, prior to December 1, 1997. You must also comply with all legal requirements for the inclusion of such proposals.


                         ANNUAL REPORT ON FORM 10-K

       A copy of the Company's Annual Report on Securities and Exchange Commission Form 10-K for the year ended December 31, 1996, including the financial statements and financial statement schedules, will be furnished free of charge, upon written request, to each person entitled to vote at the Special Meeting. Such request should be directed to John V. Winfield, President and Chairman, P.O. Box 80037 San Diego, California 92138-2926

                                     By Order of the Board of Directors

                                     SANTA FE FINANCIAL CORPORATION


                                     L. SCOTT SHIELDS
                                     Secretary
Dated: San Diego, California
       July 11, 1997

                               EXHIBIT A

                ARTICLE FIFTH OF THE ARTICLES OF INCORPORATION
                        AS PROPOSED TO BE AMENDED


     "FIFTH: This corporation is authorized to issue 3,000,000 shares which shall be divided into two classes designated "Common Stock, $.10 par value" (the "Common Stock"), consisting of 2,000,000 shares, and "Preferred Stock, $.10 par value," (the "Preferred Stock"), consisting of 1,000,000 shares.

     Subject to all applicable provisions of law, each holder of any shares of Common Stock shall be entitled to one vote for each such share so held for all purposes. Holders of Common Stock are entitled to such dividends as may be declared by the Board of Directors, out of funds legally available therefor. On liquidation, dissolution or winding up of this corporation, the holders of Common Stock are entitled (subject to the rights, as designated by the Board of Directors, of any Preferred Stock which may be issued in the future) to receive pro rata the net assets of this corporation remaining after the payment of all creditors and liquidation preferences, if any. There are no preemptive rights to acquire unissued shares, treasury shares, or securities convertible into such shares.

      A consolidation or merger of this corporation into any other corporation or corporations shall not be deemed a dissolution, liquidation or winding up within the meaning of any of the foregoing provisions.

      The Board of Directors shall have authority, from time to time, by resolution or resolutions, to provide, out of the authorized and unissued shares of Preferred Stock, for series of Preferred Stock. Before any such series is issued, the Board of Directors shall fix, by resolution or resolutions, the number of shares, the designations, voting powers, preferences and relative, participating, conversion, optional or other special rights, and the qualifications, limitations and restrictions thereof, with respect to each series of Preferred Stock.

      Subject to the protective conditions and restriction of any outstanding Preferred Stock, any amendment to this Article of Incorporation which increases or decreases the authorized capital stock of any class or classes may be adopted by the affirmative vote or written consent of the holders of a majority of the outstanding shares of the voting stock of this corporation."

PROXY                                                                   PROXY
                         SANTA FE FINANCIAL CORPORATION
                     P.O. BOX 80037 * SAN DIEGO, CA 92138-0037
            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints L. Scott Shields and John V. Winfield as Proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Santa Fe Financial Corporation held of record by the undersigned on June 27, 1997, at the Special Meeting of Shareholders to be held on August 12, 1997 or any adjournment thereof.

1. Proposal to approve and ratify the amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of the Common Stock of the Company from 1,500,000 shares of Common Stock, $.10 par value, to 2,000,000 shares and to authorize 1,000,000 shares of Preferred Stock, $.10 par value.

            [  ] FOR           [  ] AGAINST           [  ] ABSTAIN

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

            [  ] FOR           [  ] AGAINST           [  ] ABSTAIN

                (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal 1.

Please sign exactly as your name or names appear. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                         Dated: _______________, 1997

                                         ____________________________
                                         Signature

                                         _____________________________
                                         Signature if held jointly

                                         Please mark, sign, date and
                                         return the proxy card promptly
                                         using the enclosed envelope.